UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 3, 2011
Date of Report
(Date of earliest event reported)

Novell, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-13351 (Commission File Number)	87-0393339 (IRS Employer Identification Number)

404 Wyman Street, Suite 500
Waltham, MA 02451
(Address of principal executive offices, including zip code)

(781) 464-8000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On March 3, 2011, Novell, Inc. (“Novell”) issued a press release to report Novell’s financial results for the first fiscal quarter ended January 31, 2011. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information disclosed in this Current Report on Form 8-K and Exhibit 99.1 is being furnished pursuant to Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

We disclosed non-GAAP financial measures in the press release for the fiscal quarters ended January 31, 2011 and January 31, 2010. These non-GAAP measures include adjusted income from operations, adjusted operating margin, adjusted net income and adjusted net income per share. We provide non-GAAP financial measures to enhance an overall understanding of our current financial performance and prospects for the future and to enable investors to evaluate our performance in the same way that management does. Management uses these same non-GAAP financial measures to evaluate performance, allocate resources, and determine compensation.

The non-GAAP financial measures do not replace the presentation of our GAAP financial results, but they eliminate expenses and gains that are excluded from most analysts’ consensus estimates, that are unusual, and/or that arise outside of the ordinary course of business.

In the noted fiscal periods, we excluded the following items from our GAAP income from operations to arrive at our non-GAAP income from operations and non-GAAP operating margin:

•
Stock-based compensation expense – We excluded stock-based compensation expense incurred in the fiscal quarters ended January 31, 2011 and January 31, 2010 to be consistent with the way the financial community evaluates our performance and the methods used by analysts to calculate consensus estimates.

•
Acquisition-related intangible asset amortization – We excluded acquisition-related intangible asset amortization incurred in the fiscal quarters ended January 31, 2011 and January 31, 2010 because such charges are unrelated to our core operating performance and the intangible assets acquired vary significantly based on the timing and magnitude of our acquisition transactions and the maturities of the businesses acquired.

•
Restructuring expense – We excluded restructuring expenses incurred in the fiscal quarter ended January 31, 2010 because such expenses distort trends and are not part of our ongoing, ordinary business.

•
Strategic alternatives review expense – We excluded expenses incurred in the fiscal quarter ended January 31, 2011 associated with and resulting from our Board of Directors’ review of various alternatives to enhance stockholder value including, our entry on November 21, 2010 into an Agreement and Plan of Merger (the “Merger Agreement”) with Attachmate Corporation (“Attachmate”) and Longview Software Acquisition Corp. (“Longview”), which provides that, upon the terms and subject to the conditions of which, Longview will be merged with and into Novell, with Novell continuing as the surviving corporation and a wholly owned subsidiary of Attachmate (the “Merger”), and a Patent Purchase Agreement (the “Patent Purchase Agreement”) with CPTN Holdings LLC (“CPTN”), which provides that, upon the terms and subject to the conditions set forth in the Patent Purchase Agreement, we will sell to CPTN all of our right, title and interest in certain identified issued patents and patent applications for $450 million in cash.

•
Litigation related activity – We excluded amounts recognized in the fiscal quarter ended January 31, 2011 for activity associated with certain legal actions because such activities distort trends and are not part of our ongoing, ordinary business.

In the noted fiscal periods, we excluded the items described above and the following additional items from our GAAP net (loss) income to arrive at our non-GAAP net income and non-GAAP net income per share:

•
Gain on sale of previously impaired investments – We excluded gains from the sale of previously impaired investments recorded in the fiscal quarter ended January 31, 2010 because the sale of previously impaired investments is not considered part of our ongoing business.

•
Income tax adjustments – We adjusted our income taxes related to the excluded items indicated above. We apply a blended worldwide income tax rate to non-GAAP adjusted income before tax to calculate non-GAAP adjusted income tax expense.

We are subject to a number of risks, including, among others, the risk that the Merger may be delayed or may not be consummated, the risk that the Merger Agreement may be terminated in circumstances that require Novell to pay Attachmate a termination fee of $60 million; risks related to the diversion of management’s attention from Novell’s ongoing business operations; risks regarding the failure of Attachmate to obtain the necessary financing to complete the Merger; the effect of the announcement of the Merger and the patent sale to CPTN on Novell’s business relationships (including, without limitation, partners and customers), operating results and business generally; and risks related to obtaining the requisite consents to the Merger or the patent sale, including, without limitation, the timing (including possible delays) and receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval.

A detailed discussion of these and other factors that could affect our results is included in our SEC filings, including, but not limited to, our Annual Report on Form 10-K for the Fiscal Year Ended October 31, 2010 filed with the SEC on December 13, 2010, which may be obtained by calling (800) 317- 3195, or at our Investor Relations web page at: www.novell.com/company/ir.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description
99.1	Press Release of Novell, Inc. dated March 3, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novell, Inc.

Date: March 3, 2011	By:	/s/ Dana C. Russell
Dana C. Russell
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

The following exhibit is furnished as part of this current report on Form 8-K.

Exhibit Number	Description
Exhibit 99.1	Press Release of Novell, Inc. dated March 3, 2011